UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2014

Resort Savers, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-187437	46-1993448
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

Room 1309 Wanjun Jingmao Building, No.21 Baoxing Road, Boa An Central
Shenzhen, China 518133
 (Address of principal executive offices)

Registrant's Telephone Number, including area code:  (360) 873-8866

_________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Item 8.01 other Events

On December 22, 2014, Xing Rui International Investment Holding Group Co., Ltd., a Seychelles corporation ("Xing Rui"), was formed.  On December 22, 2014, Xing Rui issued a single share of its stock to Resort Savers (the "Company"), and Xing Rui became a wholly-owned subsidiary of the Company.  At the time the share was issued to the Company, ZingRui had no assets or revenues.

Xing Rui seeks to acquire rights to sell and license certain oil storage tank cleaning equipment throughout Asia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Zhou Gui Bin
Zhou Gui Bin, President